UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

     On June 23, 2010, CIT Group Inc. (the “Company”) issued a Mandatory Prepayment Notice and a Voluntary Prepayment Notice (collectively with the Mandatory Prepayment Notice, the “Notices”) under its Second Amended and Restated Credit and Guaranty Agreement dated as of October 28, 2009 by and among the Company, certain subsidiaries of the Company, as borrowers (together with the Company, the “Borrowers”), certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time, and Bank of America, N.A., as Administrative Agent and Collateral Agent (as such agreement may have been amended, supplemented or otherwise modified, the “Credit Agreement”). The aggregate amount of the prepayments in the Notices is $1.25 billion; $950 million of which constitutes a mandatory prepayment under the Credit Agreement and $300 million of which constitutes a voluntary prepayment under the Credit Agreement. The voluntary prepayment will be made from available holding company cash. The mandatory prepayment results from a securitization of receivables and the sale of certain assets.

     The voluntary prepayment will be made on a pro rata basis across outstanding tranches and will be subject to the applicable 2% payment premium on each tranche. The mandatory prepayment will also be made on a pro-rata basis with the Tranche 1 (as defined in the Credit Agreement) prepayments subject to the applicable 2% payment premium. The mandatory prepayment allocable to the Tranche 2 (as defined in the Credit Agreement) loans is not subject to a payment premium.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Mandatory Prepayment Notice dated June 23, 2010
99.2	Voluntary Prepayment Notice dated June 23, 2010

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Glenn A. Votek
Glenn A. Votek
Executive Vice President & Treasurer

Dated: June 23, 2010